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                                                                   EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K for the year ended December 31, 1999, of our reports, dated February 3, 2000, included or incorporated by reference into the Company's previously filed Form S-8 Registration Statements (File No. 333-502 and File No. 333-2632).




                                       /s/ ARTHUR ANDERSEN LLP
                                       ------------------------------
                                       ARTHUR ANDERSEN LLP


Los Angeles, California
June 1, 2000